                                                                     EXHIBIT 7.1

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2000-1

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 as amended and restated as of July 1, 2000 (the "Pooling and Servicing Agreement"), among National City Bank, as Seller and Servicer (in its capacity as Servicer, "National City") and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 2000-1 Supplement, dated as of August 24, 2000, National City as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the National City Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 17, 2001 and with respect to the performance of the Trust during the month of November, 2001 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2000-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 2000-1 supplement.

A.     Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000
       Original Certificate Principal Amount)

           1 The amount of the current monthly distribution in respect of
             Class A Monthly Principal                                                                $               0.00
                                                                                                         ------------------

           2 The amount of the current monthly distribution in respect of
             Class B Monthly Principal                                                                $               0.00
                                                                                                         ------------------

           3 The amount of the current monthly distribution in respect of
             Collateral Monthly Principal                                                             $               0.00
                                                                                                         ------------------

           4 The amount of the current monthly distribution in respect of
             Class A Monthly Interest                                                                 $               1.98
                                                                                                         ------------------

           5 The amount of the current monthly distribution in respect of
             Class A Additional Interest                                                              $               0.00
                                                                                                         ------------------

           6 The amount of the current monthly distribution in respect of
             Class B Monthly Interest                                                                 $               2.20
                                                                                                         ------------------

           7 The amount of the current monthly distribution in respect of
             Class B Additional Interest                                                              $               0.00
                                                                                                         ------------------

           8 The amount of the current monthly distribution in respect of
             Collateral Minimum Monthly Interest                                                      $               2.63
                                                                                                         ------------------

           9 The amount of the current monthly distribution in respect of
             any accrued and unpaid Collateral Minimum Monthly Interest                               $               0.00
                                                                                                         ------------------

B.     Information Regarding the Performance of the Trust

           1 Collection of Principal Receivables

             (a)   Available Principal Collections                                                    $     102,870,316.30
                                                                                                         ------------------

             (b)   Class A Investor Default Amount treated as Available Principal Collection          $       2,637,938.25
                                                                                                         ------------------

             (c)   Class B Investor Default Amount treated as Available Principal Collection          $         180,887.19
                                                                                                         ------------------

             (d)   Excess Spread treated as Available Principal Collection                            $         195,961.13
                                                                                                         ------------------


           2 Principal Receivables in the Trust

             (a)   The aggregate amount of Principal Receivables in the Trust
                   as of the end of the day on the last day of the related Monthly Period             $   1,738,508,498.14
                                                                                                         ------------------

             (b)   The amount of Principal Receivables in the Trust represented by the
                   Invested Amount of Series 2000-1 as of the end of the day on the last
                   day of the related Monthly Period                                                  $     602,586,169.05
                                                                                                         ------------------

             (c)   The amount of Principal Receivables in the Trust represented by the
                   Adjusted Invested Amount of Series 2000-1 as of the end of the day
                   on the last day of the related Monthly Period                                      $     602,586,169.05
                                                                                                         ------------------

             (d)   The amount of Principal Receivables in the Trust represented by the
                   Class A Invested Amount as of the end of the day on the last
                   day of the related Monthly Period                                                  $     527,262,897.92
                                                                                                         ------------------

             (e)   The amount of Principal Receivables in the Trust represented by the
                   Class A Adjusted Invested Amount as of the end of the day on the last
                   day of the related Monthly Period                                                  $     527,262,897.92
                                                                                                         ------------------

             (f)   The amount of Principal Receivables in the Trust represented by the
                   Class B Invested Amount as of the end of the day on the last
                   day of the related Monthly Period                                                  $      36,155,170.14
                                                                                                         ------------------

             (g)   The amount of Principal Receivables in the Trust represented by the
                   Class B Adjusted Invested Amount as of the end of the day on the last
                   day of the related Monthly Period                                                  $      36,155,170.14
                                                                                                         ------------------

             (h)   The amount of Principal Receivables in the Trust represented by the
                   Collateral Invested Amount as of the end of the day on the last
                   day of the related Monthly Period                                                  $      39,168,100.99
                                                                                                         ------------------

             (i)   The amount of Principal Receivables in the Trust represented by the
                   Collateral Adjusted Invested Amount as of the end of the day on the last
                   day of the related Monthly Period                                                  $      39,168,100.99
                                                                                                         ------------------

             (j)   The Floating Allocation Percentage with respect to the
                   related Monthly Period                                                                            34.66%
                                                                                                         ------------------

             (k)   The Class A Floating Percentage with respect to the
                   related Monthly Period                                                                            87.50%
                                                                                                         ------------------

             (l)   The Class B Floating Percentage with respect to the
                   related Monthly Period                                                                             6.00%
                                                                                                         ------------------

             (m)   The Collateral Floating Percentage with respect to the
                   related Monthly Period                                                                             6.50%
                                                                                                         ------------------

             (n)   The Principal Allocation Percentage with respect to the
                   related Monthly Period                                                                            34.66%
                                                                                                         ------------------

             (o)   The Class A Principal Percentage with respect to the
                   related Monthly Period                                                                            87.50%
                                                                                                         ------------------

             (p)   The Class B Principal Percentage with respect to the
                   related Monthly Period                                                                             6.00%
                                                                                                         ------------------

             (q)   The Collateral Principal Percentage with respect to the
                   related Monthly Period                                                                             6.50%
                                                                                                         ------------------


           3 Delinquent Balances

             The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                            Aggregate                 Percentage
                                             Account                   of Total
                                             Balance                  Receivables
                                       ---------------------        ----------------
       (a)         30 -- 59 days:            $27,805,740.76                   1.60%
       (b)         60 -- 89 days:            $16,719,637.83                   0.96%
       (c)         90+ days:                 $13,761,789.04                   0.79%
                                       ---------------------        ----------------
                   Total:                    $58,287,167.63                   3.35%
                                       =====================        ================


           4 Investor Default Amount

             (a)   The Investor Default Amount for the related Monthly Period                         $       3,014,786.57
                                                                                                         ------------------

             (b)   The Class A Investor Default Amount for the related Monthly Period                 $       2,637,938.25
                                                                                                         ------------------

             (c)   The Class B Investor Default Amount for the related Monthly Period                 $         180,887.19
                                                                                                         ------------------

             (d)   The Collateral Default Amount for the related Monthly Period                       $         195,961.13
                                                                                                         ------------------

           5 Investor Charge-Offs

             (a)   The aggregate amount of Class A Investor Charge-Offs
                   for the related Monthly Period                                                     $               0.00
                                                                                                         ------------------

             (b)   The aggregate amount of Class A Investor Charge-Offs set forth
                   in 5(a) above per $1,000 of original certificate principal amount                  $               0.00
                                                                                                         ------------------

             (c)   The aggregate amount of Class B Investor Charge-Offs
                   for the related Monthly Period                                                     $               0.00
                                                                                                         ------------------

             (d)   The aggregate amount of Class B Investor Charge-Offs
                   set forth in 5(c) above per $1,000 or original certificate principal amount        $               0.00
                                                                                                         ------------------

             (e)   The aggregate amount of Collateral Charge-Offs
                   for the related Monthly Period                                                     $               0.00
                                                                                                         ------------------

             (f)   The aggregate amount of Collateral Charge-Offs set forth in 5(e) above per
                   $1,000 of original certificate principal amount                                    $               0.00
                                                                                                         ------------------

             (g)   The aggregate amount of Class A Investor Charge-Offs reimbursed on
                   the Transfer Date immediately preceding this Distribution Date                     $               0.00
                                                                                                         ------------------

             (h)   The aggregate amount of Class A Investor Charge-Offs
                   set forth in 5(g) above per $1,000 original
                   certificate principal amount reimbursed on the
                   Transfer Date immediately preceding this Distribution Date                         $               0.00
                                                                                                         ------------------

             (i)   The aggregate amount of Class B Investor Charge-Offs reimbursed on the
                   Transfer Date immediately preceding this Distribution Date                         $               0.00
                                                                                                         ------------------

             (j)   The aggregate amount of Class B Investor Charge-Offs
                   set forth in 5(i) above per $1,000 original
                   certificate principal amount reimbursed on the
                   Transfer Date immediately preceding this Distribution Date                         $               0.00
                                                                                                         ------------------

             (k)   The aggregate amount of Collateral Charge-Offs reimbursed on the Transfer Date
                   immediately preceding this Distribution Date                                       $               0.00
                                                                                                         ------------------

             (l)   The aggregate amount of Collateral Charge-Offs set
                   forth in 5(k) above per $1,000 original certificate
                   principal amount reimbursed on the Transfer Date
                   immediately preceding Distribution Date                                            $               0.00
                                                                                                         ------------------



           6 Investor Servicing Fee

             (a)   The amount of the Class A Servicing Fee payable by the Trust to the Servicer
                   for the related Monthly Period                                                     $         437,500.00
                                                                                                         ------------------

             (b)   The amount of the Class B Servicing Fee payable by the Trust to the Servicer
                   for the related Monthly Period                                                     $          30,000.00
                                                                                                         ------------------

             (c)   The amount of the Collateral Servicing Fee payable by the Trust to the Servicer
                   for the related Monthly Period                                                     $          32,500.00
                                                                                                         ------------------

             (d)   The amount of Servicer Interchange payable by the Trust to the Servicer
                   for the related Monthly Period                                                     $         500,000.00
                                                                                                         ------------------

           7 Reallocations

             (a)   The amount of Reallocated Collateral Principal Collections
                   with respect to this Distribution Date                                             $               0.00
                                                                                                         ------------------

             (b)   The amount of Reallocated Class B Principal Collections
                   with respect to this Distribution Date                                             $               0.00
                                                                                                         ------------------

             (c)   The Collateral Invested Amount as of the close of business
                   on this Distribution Date                                                          $      39,000,000.00
                                                                                                         ------------------

             (d)   The Collateral Adjusted Invested Amount as of the close of
                   business on this Distribution Date                                                 $      39,000,000.00
                                                                                                         ------------------

             (e)   The Class B Invested Amount as of the close of business
                   on this Distribution Date                                                          $      36,000,000.00
                                                                                                         ------------------

             (f)   The Class B Adjusted Invested Amount as of the close of business
                   on this Distribution Date                                                          $      36,000,000.00
                                                                                                         ------------------

             (g)   The Class A Invested Amount as of the close of business
                   on this Distribution Date                                                          $     525,000,000.00
                                                                                                         ------------------

             (h)   The Class A Adjusted Invested Amount as of the close of business
                   on this Distribution Date                                                          $     525,000,000.00
                                                                                                         ------------------


           8 Collection of Finance Charge Receivables

             (a)   The aggregate amount of Collections of Finance Charge
                   Receivables and Annual Membership Fees processed
                   during the related Monthly Period which were allocated in respect
                   of the Class A Certificates                                                        $       7,352,627.35
                                                                                                         ------------------

             (b)   The aggregate amount of Collections of Finance Charge
                   Receivables and Annual Membership Fees processed
                   during the related Monthly Period which were allocated in respect
                   of the Class B Certificates                                                        $         504,180.16
                                                                                                         ------------------

             (c)   The aggregate amount of Collections of Finance Charge
                   Receivables and Annual Membership Fees processed
                   during the related Monthly Period which were allocated in respect
                   of the Collateral Interest                                                         $         546,195.17
                                                                                                         ------------------

           9 Principal Funding Account

             (a)   The principal amount on deposit in the Principal Funding Account
                   on the related Transfer Date                                                       $               0.00
                                                                                                         ------------------

             (b)   The Accumulation Shortfall with respect to the related Monthly Period              $               0.00
                                                                                                         ------------------

             (c)   The Principal Funding Investment Proceeds deposited in the Finance Charge
                   Account on the related Transfer Date to be treated as Class A Available Funds      $               0.00
                                                                                                         ------------------

             (d)   The Principal Funding Investment Proceeds deposited in the Finance Charge
                   Account on the related Transfer date to be treated as Class B Available Funds      $               0.00
                                                                                                         ------------------



          10 Reserve Account

             (a)   The Reserve Draw Amount on the related Transfer Date                               $               0.00
                                                                                                         ------------------

             (b)   The amount of the Reserve Draw Amount deposited in the Collection
                   Account on the related Transfer Date to be treated as Class A Available Funds      $               0.00
                                                                                                         ------------------

             (c)   The amount of the Reserve Draw Account deposited in the Collection
                   Account on the related Transfer Date to be treated as Class B Available Funds      $               0.00
                                                                                                         ------------------

             (d)   The amount of any Reserve Account Surplus                                          $               0.00
                                                                                                         ------------------

          11 Available Funds

             (a)   The amount of Class A Available Funds on deposit in the Collection
                   Account on the related Transfer Date                                               $       1,040,666.67
                                                                                                         ------------------

             (b)   The amount of Class B Available Funds on deposit in the Collection
                   Account on the related Transfer Date                                               $          79,360.00
                                                                                                         ------------------

             (c)   The amount of Collateral Available Funds on deposit in the Collection
                   Account on the related Transfer Date                                               $         102,613.33
                                                                                                         ------------------

             (d)   Available Principal Collections on deposit in the Collection Account
                   on the related Transfer Date                                                       $               0.00
                                                                                                         ------------------

          12 Excess Spread and Excess Finance Charge Collections

             (a)   Excess Finance Charge Collection                                                   $               0.00
                                                                                                         ------------------

             (b)   Class A Available Funds
                        minus Class A Monthly Interest
                        minus Class A Servicing Fee
                        minus Class A Defaulted Amount                                                $       3,236,522.43
                                                                                                         ------------------

                   Class B Available Funds
                        minus Class B Monthly Interest
                        minus Class B Servicing Fee
                        minus Class B Defaulted Amount                                                $         213,932.97
                                                                                                         ------------------

                   Collateral Available Funds                                                         $         546,195.17
                                                                                                         ------------------

             (c)   Excess Spread applied to the Class A Required Amount
                   for the Monthly Period                                                             $               0.00
                                                                                                         ------------------

             (d)   Excess Spread applied to the Class A Investor  Charge-Offs for the
                   related Monthly Period                                                             $               0.00
                                                                                                         ------------------

             (e)   Excess Spread applied to the Class B Required
                   Amount for the related Monthly Period                                              $               0.00
                                                                                                         ------------------

             (f)   Excess Spread applied to the Class B Default Amount for the related
                   Monthly Period                                                                     $               0.00
                                                                                                         ------------------

             (g)   Excess Spread applied to the Class B Invested Amount for the related
                   Monthly Period                                                                      $              0.00
                                                                                                         ------------------



             (h)   Excess Spread applied to the Collateral Minimum Monthly Interest for the related
                   Monthly Period and for any past due Collateral Minimum Monthly Interest            $         102,613.33
                                                                                                         ------------------

             (i)   Excess Spread applied to the Collateral Servicing Fee due to the Servicer
                   for the related Monthly Period or for any past due Collateral Servicing Fees       $          32,500.00
                                                                                                         ------------------

             (j)   Excess Spread applied to the Collateral Default Amount as Available Principal
                   Collections for the related Monthly Period                                         $         195,961.13
                                                                                                         ------------------

             (k)   Excess Spread applied to the Collateral Invested Amount for the related
                   Monthly Period                                                                     $               0.00
                                                                                                         ------------------

             (l)   Excess Spread applied to the Reserve Account for the related Monthly Period        $               0.00
                                                                                                         ------------------

          13 Finance Charge Shortfall

             (a)   Finance Charge Shortfall for Series 2000-1                                         $               0.00
                                                                                                         ------------------

             (b)   Total Finance Charge Shortfall for all series in Group One                         $               0.00
                                                                                                         ------------------

          14 Base Rate

             (a)   The Base Rate for the related Monthly Period                                                       3.29%
                                                                                                         ------------------

          15 Portfolio Yield

             (a)   The Portfolio Yield for the related Monthly Period                                                10.93%
                                                                                                         ------------------

             (b)   The Portfolio Adjusted Yield for the related Monthly Period                                         N/A
                                                                                                         ------------------

        IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 12th day of December, 2001.

                      NATIONAL CITY BANK,

                      as Seller and Servicer

                  By:               /s/ Thomas A. Chandler
                                    ------------------------------------
                              Name: Thomas A. Chandler
                             Title: Vice President - Credit Card Finance